UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2003

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11350	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (310) 788-1999

(Former name or former address, if changed since last report.)

Not applicable.

Item 7. Financial Statements and Exhibits
Exhibit Index
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 5.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

1.1 Letter Agreement, dated May 19, 2003, amending the Distribution Agreement, dated December 31, 2002, between the Registrant and Banc of America Securities LLC, Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.), Commerzbank Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, relating to the Registrant’s Medium-Term Notes, Series O (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated May 19, 2003, establishing the terms of the Notes.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

	By:	Alan H. Lund
Vice Chairman and
Chief Financial Officer
DATED: May 19, 2003

Exhibit Index

Exhibits

1.1 Letter Agreement, dated May 19, 2003, amending the Distribution Agreement, dated December 31, 2002, between the Registrant and Banc of America Securities LLC, Citigroup Global Markets Inc. (f/k/a Salomon Smith Barney Inc.), Commerzbank Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, relating to the Registrant’s Medium-Term Notes, Series O (the “Notes”).

4.1 Officers’ Certificate (without exhibits), dated May 19, 2003, establishing the terms of the Notes.

5.1 Opinion of O’Melveny & Myers LLP regarding the legality of the Notes.

23.1 Consent of O’Melveny & Myers LLP (included in Exhibit 5.1 hereto).

4